[LOGO] PIONEER
                                                                  Investments(R)

Pioneer
Global Financials
Fund

ANNUAL REPORT 8/31/01
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Table of Contents
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Letter to Shareowners                                                      1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            6

Schedule of Investments                                                   10

Financial Statements                                                      13

Notes to Financial Statements                                             19

Report of Independent Public Accountants                                  24

Trustees, Officers and Service Providers                                  25

Retirement Plans From Pioneer                                             26

Programs and Services for Pioneer Shareowners                             28
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Pioneer Global Financials Fund

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Dear Fellow Shareowners,
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As we all work to restore a sense of normalcy to our lives in the wake of
September's terrible events, we at Pioneer extend our heartfelt sympathy to everyone who suffered pain or loss in that tragedy. To those touched directly, we offer a special expression of sympathy.

While the emotional impact of these trying days will stay with us, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others -the markets declined at first, then recovered. Investors who abandoned their investment programs during earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound could be steeper as well, spurred by the strong stimuli of lower interest rates and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

As always, you can check your Pioneer accounts and find recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.


Respectfully,

/s/ Theresa A. Hamacher

Theresa A. Hamacher
Chief Investment Officer
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Global Financials Fund

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PORTFOLIO SUMMARY 8/31/01
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF A PIE CHART DEPICTED IN THE PRINTED MATERIAL.]

U.S. Common Stocks              65%
Depositary Receipts              2%
International Common Stocks     33%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A BAR CHART DEPICTED IN THE PRINTED MATERIAL.]

United States    65.5%
United Kingdom    6.2%
Germany           5.1%
Italy             3.8%
Netherlands       2.9%
Australia         2.4%
Switzerland       2.3%
France            2.2%
Bermuda           2.0%
Singapore         1.9%
Japan             1.7%
Spain             1.6%
Hong Kong         1.4%
Sweden            1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Citigroup, Inc.                      4.47%
 2. American Express Co.                 4.45
 3. Allstate Corp.                       4.15
 4. Wells Fargo Co.                      3.75
 5. Willis Group Holdings Ltd.           3.68
 6. American International Group, Inc.   3.49
 7. Allianz AG                           3.44
 8. J.P. Morgan Chase & Co.              3.21
 9. Bank of America Corp.                3.01
10. Fifth Third Bancorp.                 2.85

Fund holdings will vary for other periods.


2
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Pioneer Global Financials Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS A SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.64          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                  -                -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

--------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                 Net Asset   Public Offering
 Period            Value          Price*
 Life of Class
 (12/29/00)       -3.60%          -9.14%
--------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

        Pioneer Global     MSCI World
        Financials Fund*   Financials Index
12/00        9425              10000
             9425              10003
2/01         8878               9384
             8633               8188
4/01         8907               9183
             9255               9132
6/01         9369               9059
             9199               8870
8/01         9086               8788

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Global Financials Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS B SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.60          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                  -               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

--------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                Net Asset   Public Offering
Period            Value          Price*
Life of Class
(12/29/00)       -4.00%          -7.84%
--------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

        Pioneer Global     MSCI World
        Financials Fund*   Financials Index
12/01       10000              10000
            10000              10003
2/01         9410               9384
             9140               8818
4/01         9430               9183
             9800               9132
6/01         9910               9059
             9730               8870
8/01         9216               8788

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Global Financials Fund

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PERFORMANCE UPDATE 8/31/01                                        CLASS C SHARES
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Share Prices and Distributions
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Net Asset Value
per Share                      8/31/01        12/29/00
                               $9.63          $10.00

Distributions per Share        Income         Short-Term        Long-Term
(12/29/00 - 8/31/01)           Dividends      Capital Gains     Capital Gains
                                  -               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

--------------------------------------------
Cumulative Total Returns
(As of August 31, 2001)

                Net Asset   Public Offering
Period           Value        Price/CDSC*
Life of Class
(12/29/00)      -3.70%          -5.61%
--------------------------------------------

[TABULAR REPRESENTATION OF A MOUNTAIN CHART DEPICTED IN THE PRINTED MATERIAL.]

Growth of $10,000

        Pioneer Global     MSCI World
        Financials Fund*   Financials Index
12/01        9900              10000
             9911              10003
2/01         9337               9384
             9069               8818
4/01         9356               9183
             9723               9132
6/01         9851               9059
             9683               8870
8/01         9440               8788

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Global Financials Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01
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Financial stocks held up relatively better than many sectors of the global economy during your Fund's first fiscal year, which ended on August 31, 2001. Investors applauded efforts by central banks around the globe, most notably in the United States, to lower interest rates to spur economic growth. Even in the days following the tragic events of September 11, the world's central banks were quick to reduce interest rates to reassure and rally investors' spirits. However, most analysts agree that a recession may be inevitable in the months ahead. In the following interview, Pioneer Senior Vice President Pavlos M. Alexandrakis discusses Pioneer Global Financials Fund's performance and the near-term implications of a potential economic downturn for financial stocks.

Q: Did concerns about an economic slowdown negate the positive effects of declining interest rates upon financial stocks?

A: Ultimately yes, although financial stocks demonstrated more resiliency than most sectors of the global economy. In fact, until recently, the economic chill was limited to a few sectors, such as telecommunications and Internet companies. Consumer spending and the housing sector, particularly in the United States, had held up remarkably well - helping the financial sector to offset the impact of falling corporate profits upon weakening stock prices. However, as welcome as declining interest rates were to both consumers and investors alike, they were not mighty enough to stem a growing tide of doubt about the health of the world economy.

      For the abbreviated fiscal year, which encompasses the eight months from the Fund's inception on December 29 through August 31, Class A, B and C shares posted returns of -3.60%, -4.00% and -3.70%, respectively, at net asset value. The average total return for the 105 financial services funds tracked by Lipper, Inc. was -4.26%. The MSCI World Financials Index turned in performance of -12.12% for the same period. The Fund's large overweighting in U.S. stocks and its considerably lower allocation to Japan relative to this benchmark index accounts for the significant outperformance.


6
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Pioneer Global Financials Fund

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Q:    Given the Federal Reserve Board's aggressive easing of interest rates, did
      U.S. stocks outperform international financial stocks?

A: Yes. Over the course of the eight months ended August 31, the Federal Reserve Board lowered interest rates seven times for a total decrease of three percentage points. This noteworthy event brought short-term rates to their lowest level since April 1994. The cuts were designed to bolster confidence and reassure markets of the Federal Reserve's determination to arrest a downward economic spiral. Given the size and swiftness of the interest rate reductions, U.S. financial stocks fell less sharply than those abroad.

      In contrast to the Federal Reserve, foreign banks have been slow to reduce interest rates, and international financial stocks have not held up as well as U.S. financial stocks. The one-quarter-percentage point reduction by the European Central Bank (ECB) in May was designed to ease the impact of the global slowdown on European markets. However, investors were looking for a sign that it would be the beginning of further easing. The ECB, however, is in a bind, since it must simultaneously balance pro-growth policies with its efforts to fight inflation and support the euro. Inflation in the euro-zone has been above the ECB's target range for many months on account of increases in energy (oil and gas) and food prices (foot-and-mouth scare). The ECB must also take into consideration the euro, which has been trading near or at its lows for some time. If interest rates were to fall dramatically, the euro could weaken further.

Q: Clearly, the United States was the place to be. How large was the Fund's exposure?

A: On August 31, the Fund held more than 65% of its equity holdings in the United States compared to 42% for the MSCI World Financials Index. Also, European holdings were significantly underweighted at 25% of equity holdings versus 41% for the Fund's benchmark index. The Fund's Asian weighting of 5% versus the index's 15% allocation also helped the Fund's performance. Japan, which is still confronting a large-scale banking crisis, represents 9% of the index's weighting, but only 1% of the Fund's assets.


                                                                               7
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Pioneer Global Financials Fund

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PORTFOLIO MANAGEMENT DISCUSSION 8/31/01                              (continued)
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Q:    Do you expect the outlook for Japan to improve any time soon?

A: We are not very optimistic about Japan's prospects for the foreseeable future, since its financial system remains in total disarray. The election of Prime Minister Koizumi offers new hope, since his economic plan recommends radical reform initiatives to help restore Japan's fiscal stability. His blueprint includes such politically unpalatable ideas as revamping the government's health-care spending despite a rapidly aging society, slashing spending for state-supported companies that construct highways and lend to businesses, and privatizing the postal savings system and myriad municipal services. Perhaps most significant are his proposals for banking reform, which will entail ridding banks of massive bad debts and restructuring operations. Mr. Koizumi needs to deliver on these proposals.

Q:    Has there been any shift in the Fund's assets within the financial sector?

A: We took steps to de-emphasize diversified financials (brokers and investment banks) and emphasize commercial banks. Diversified financials typically encounter lower profits during periods of uncertainty, because investments in the stock market and investment banking activity tend to slow. The Fund's investments in Germany and Italy proved particularly disappointing on this score. As part of our strategy, we sold the Fund's position in Goldman Sachs Group and trimmed assets in Federal National Mortgage Association (United States), which had appreciated considerably in response to falling interest rates. The proceeds were invested in commercial banks and smaller, lesser-known entities, such as Fifth Third Bancorp (United States), a Midwestern bank with a demonstrated ability to respond quickly to interest rate cuts.

      While we are favoring banks and insurance companies in the United States over those in Europe - a trend we expect to continue for the foreseeable future, we may begin to reallocate assets from banks into the insurance sector. Banks have experienced strong appreciation in response to the drastic fall in interest rates, suggesting that it may be time to realize profits and move proceeds into stocks that we believe offer more upside potential. Conversely, recent events


8
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Pioneer Global Financials Fund

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      have led to a sharp correction in insurance stocks. We'll also be investigating the real estate investment trust (REIT) sector for new opportunities. While REITs could be hurt by a sharp downturn in economic growth, their above-average yields make them attractive in a declining interest rate environment.

Q:    What's your outlook?

A: Of all the Federal Reserve Board's rate cuts, none could have been more welcome than the additional half percentage point decrease announced on September 17, as the Fund entered a new fiscal year. The European Central Bank, the Bank of Canada, the Swiss national Bank and Sweden's Riksbank immediately followed suit with their own half-point reductions. Clearly the world's central banks are sending a message of reassurance that they stand ready to do what is needed until the financial markets return to some degree of normalcy.

      Our experience has shown that when perceived risk is highest, stock prices drop to such low levels that they offer attractive return potential going forward. While the tragic events of September 11 could tip the global economy into recession, the key to future performance will be to stay invested and be patient, knowing that the American spirit can lead the world's financial markets to recovery.


                                                                               9
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Pioneer Global Financials Fund

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SCHEDULE OF INVESTMENTS 8/31/01
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Shares                                                      Value
              COMMON STOCKS - 100%
              Financials - 100.0%
              Banks (Major Regional) - 28.3%
   1,500      Banco Bilbao Vizcaya Argentaria, SA      $   19,364
     700      The Bank of New York Co., Inc.               27,790
     450      Comerica, Inc.                               26,888
   1,000      Commonwealth Bank of Australia               15,473
   3,000      Development Bank of Singapore Ltd.           23,607
     600      Fifth Third Bancorp                          34,980
     700      Fleet Boston Financial Corp.                 25,781
   1,500      HSBC Holdings Plc                            17,466
     350      PNC Financial Services Group                 23,307
   1,000      SouthTrust Corp.                             24,360
     500      State Street Corp.                           24,280
     200      SunTrust Banks, Inc.                         13,660
   1,000      U.S. Bancorp                                 24,240
   1,000      Wells Fargo Co.                              46,010
                                                       ----------
                                                       $  347,206
                                                       ----------

              Banks (Money Center) - 12.3%
     600      Bank of America Corp.                    $   36,900
     300      BNP Paribas SA                               27,546
   1,500      Hang Seng Bank                               16,876
   1,000      J.P. Morgan Chase & Co.                      39,400
     700      Royal Bank of Scotland Group                 17,491
   1,000      Sanpaolo Imi S.p.A.                          12,536
                                                       ----------
                                                       $  150,749
                                                       ----------

              Banks (Regional) - 2.6%
   4,000      Banca Intesa S.p.A.                      $   13,346
   1,500      Bank of Scotland                             18,838
                                                       ----------
                                                       $   32,184
                                                       ----------

              Consumer Finance - 1.9%
     400      Household International Inc.             $   23,640
                                                       ----------


10    The accompanying notes are an integral part of these financial statements.
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Pioneer Global Financials Fund

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Shares                                                      Value
              Financial (Diversified) - 20.0%
   1,500      American Express Co.                     $   54,630
   1,200      Citigroup, Inc.                              54,900
   2,000      Collins Stewart Holdings Plc                 11,180
     300      Deutsche Bank AG                             20,594
     200      Federal National Mortgage Association        15,242
     600      Fortis NV                                    16,882
     600      ING Groep NV                                 18,960
       5      Mizuho Holdings, Inc.                        20,718
   2,000      Nordea AB                                    12,178
     400      UBS AG *                                     19,513
                                                       ----------
                                                       $  244,797
                                                       ----------

              Insurance (Life/Health) - 1.0%
     400      Assicurazioni Generali AG                $   12,673
                                                       ----------

              Insurance (Multi-Line) - 11.8%
     150      Allianz AG                               $   42,178
     547      American International Group, Inc.           42,807
     500      Hartford Financial Services Group, Inc.      32,400
     600      Riunione Adriatica di Sicurta S.p.A.          8,127
   1,500      Royal & Sun Alliance Group Plc               10,475
      30      Zurich Financial Services AG                  8,477
                                                       ----------
                                                       $  144,464
                                                       ----------

              Insurance (Property-Casualty) - 9.5%
   1,500      Allstate Corp.                           $   50,895
     300      Exel Ltd.                                    24,900
     500      MBIA, Inc.                                   27,005
   2,500      QBE Insurance Group Ltd.                     14,104
                                                       ----------
                                                       $  116,904
                                                       ----------

              Insurance Brokers - 3.7%
   2,400      Willis Group Holdings Ltd. *             $   45,144
                                                       ----------

              Investment Bank/Brokerage - 3.1%
     300      Lehman Brothers Holdings, Inc.           $   19,695
     350      Merrill Lynch & Co., Inc.                    18,060
                                                       ----------
                                                       $   37,755
                                                       ----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Global Financials Fund

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SCHEDULE OF INVESTMENTS 8/31/01                                      (continued)
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Shares                                                      Value
              Real Estate - 4.4%
     600      Equity Office Properties Trust           $   19,254
     300      Equity Residential Property Trust            17,673
   1,500      Innkeepers USA Trust                         17,175
                                                       ----------
                                                       $   54,102
                                                       ----------

              Savings & Loan Companies - 1.4%
     600      Charter One Financial, Inc.              $   17,520
                                                       ----------
              Total Financials                         $1,227,138
                                                       ----------

              TOTAL COMMON STOCKS - 100.0%
              (Cost $1,269,464)(a)(b)                  $1,227,138
                                                       ----------

*     Non-income producing security.

(a) At August 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $1,269,464 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                        $ 38,399

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                         (80,725)
                                                                       --------
      Net unrealized loss                                              $(42,326)
                                                                       ========

(b) Distribution of investments by country of issue, as a percetage of total equity holings, is as follows:

        United States                                                      65.5%
        United Kingdom                                                      6.2
        Germany                                                             5.1
        Italy                                                               3.8
        Netherlands                                                         2.9
        Australia                                                           2.4
        Switzerland                                                         2.3
        France                                                              2.2
        Bermuda                                                             2.0
        Singapore                                                           1.9
        Japan                                                               1.7
        Spain                                                               1.6
        Hong Kong                                                           1.4
        Sweden                                                              1.0
                                                                          -----
                                                                          100.0%

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2001, aggregated $1,412,914 and $155,285, respectively.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

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BALANCE SHEET 8/31/01
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
ASSETS:
  Investment in securities, at value (cost $1,269,464)                     $ 1,227,138
  Cash                                                                         185,904
  Foreign currencies, at value                                                  14,853
  Receivables -
    Fund shares sold                                                           102,857
    Dividends                                                                    2,434
  Other                                                                            203
                                                                           -----------
    Total assets                                                           $ 1,533,389
                                                                           -----------

LIABILITIES:
  Payables -
    Investment securities purchased                                        $    73,930
  Due to affiliates                                                             10,176
  Accrued expenses                                                              41,543
  Other                                                                             30
                                                                           -----------
    Total liabilities                                                      $   125,679
                                                                           -----------

NET ASSETS:
  Paid-in capital                                                          $ 1,433,323
  Accumulated undistributed net investment income                                4,870
  Accumulated net realized gain on investments
    and foreign currency transactions                                           11,835
  Net unrealized loss on investments                                           (42,326)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilites denominated in foreign currencies                          8
                                                                           -----------
      Total net assets                                                     $ 1,407,710
                                                                           ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $980,285/101,646 shares)                               $      9.64
                                                                           ===========
  Class B (based on $305,838/31,851 shares)                                $      9.60
                                                                           ===========
  Class C (based on $121,587/12,629 shares)                                $      9.63
                                                                           ===========

MAXIMUM OFFERING PRICE:
  Class A                                                                  $     10.23
                                                                           ===========


The accompanying notes are an integral part of these financial statements.    13

Pioneer Global Financials Fund

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STATEMENT OF OPERATIONS
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For the Period from 12/29/00 (Commencement of Operations) to 8/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $507)       $ 12,403
  Interest                                                   1,662
                                                          --------
    Total investment income                                           $  14,065
                                                                      ---------

EXPENSES:
  Management fees                                         $  5,147
  Transfer agent fees
    Class A                                                  1,394
    Class B                                                    692
    Class C                                                    118
  Distribution fees
    Class A                                                    697
    Class B                                                  1,633
    Class C                                                    726
  Administrative fees                                       20,726
  Custodian fees                                            13,297
  Registration fees                                          9,950
  Professional fees                                         33,677
  Printing                                                  13,422
  Fees and expenses of nonaffiliated trustees                6,675
  Miscellaneous                                                841
                                                          --------
    Total expenses                                                    $ 108,995
    Less management fees waived and expenses
      reimbursed by Pioneer Investment Management, Inc.                 (98,745)
    Less fees paid indirectly                                              (175)
                                                                      ---------
    Net expenses                                                      $  10,075
                                                                      ---------
      Net investment income                                           $   3,990
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                           $ 11,835
    Forward foreign currency contracts and assets
      and liabilities denominated in foreign currencies        (18)   $  11,817
                                                          --------    ---------
  Net unrealized gain (loss) from:
    Investments                                           $(42,326)
    Forward foreign currency contracts and assets
      and liabilities denominated in foreign currencies          8    $ (42,318)
                                                          --------    ---------
    Net loss on investments and foreign currency
      transactions                                                    $ (30,501)
                                                                      ---------
    Net decrease in net assets resulting from operations              $ (26,511)
                                                                      =========


14    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 12/29/00 (Commencement of Operations) to 8/31/01

                                                                            12/29/00
                                                                               to
FROM OPERATIONS:                                                             8/31/01
Net investment income                                                      $    3,990
Net realized gain on investments and foreign currency transactions             11,817
Net unrealized loss on investments and foreign currency transactions          (42,318)
                                                                           ----------
    Net decrease in net assets resulting from operations                   $  (26,511)
                                                                           ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $1,248,539
Cost of shares repurchased                                                   (114,318)
                                                                           ----------
    Net increase in net assets resulting from fund share transactions      $1,134,221
                                                                           ----------
    Net increase in net assets                                             $1,107,710
NET ASSETS:
Beginning of period (initial capitalization - 30,000 shares)                  300,000
                                                                           ----------
End of period (including accumulated undistributed net investment
  income of $4,870)                                                        $1,407,710
                                                                           ==========

CLASS A*                                                   '01 Shares      '01 Amount
Shares sold                                                  102,462       $1,004,013
Less shares repurchased                                      (10,816)        (106,161)
                                                             -------       ----------
  Net increase                                                91,646       $  897,852
                                                             =======       ==========

CLASS B*
Shares sold                                                   22,708       $  219,917
Less shares repurchased                                         (857)          (8,114)
                                                             -------       ----------
  Net increase                                                21,851       $  211,803
                                                             =======       ==========

CLASS C*
Shares sold                                                    2,633       $   24,609
Less shares repurchased                                           (4)             (43)
                                                             -------       ----------
  Net increase                                                 2,629       $   24,566
                                                             =======       ==========

*Fund shares were first publicly offered on January 2, 2001.


The accompanying notes are an integral part of these financial statements.    15

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                           12/29/00
                                                              to
CLASS A(a)                                                 8/31/01
Net asset value, beginning of period                       $ 10.00
                                                           -------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.03
  Net realized and unrealized loss on investments
    and foreign currency transactions                        (0.39)
                                                           -------
    Net decrease from investment operations                $ (0.36)
                                                           -------
Net decrease in net asset value                            $ (0.36)
                                                           -------
Net asset value, end of period                             $  9.64
                                                           =======
Total return*                                                (3.60)%
Ratio of net expenses to average net assets+                  1.78%**
Ratio of net investment income to average net assets+         1.00%**
Portfolio turnover rate                                         22%
Net assets, end of period (in thousands)                   $   980
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
    Net expenses                                             19.61%**
    Net investment loss                                     (16.83)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                              1.75%**
    Net investment income                                     1.03%**

(a)   Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                           12/29/00
                                                              to
CLASS B(a)                                                 8/31/01
Net asset value, beginning of period                       $ 10.00
                                                           -------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.02
  Net realized and unrealized loss on investments
    and foreign currency transactions                        (0.42)
                                                           -------
        Net decrease from investment operations            $ (0.40)
                                                           -------
Net decrease in net asset value                            $ (0.40)
                                                           -------
Net asset value, end of period                             $  9.60
                                                           =======
Total return*                                                (4.00)%
Ratio of net expenses to average net assets+                  2.34%**
Ratio of net investment income to average net assets+         0.32%**
Portfolio turnover rate                                         22%
Net assets, end of period (in thousands)                   $   306
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
    Net expenses                                             22.58%**
    Net investment loss                                     (19.92)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                              2.31%**
    Net investment income                                     0.35%**

(a)   Class B shares were publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/01
--------------------------------------------------------------------------------

                                                           12/29/00
                                                              to
CLASS C(a)                                                 8/31/01
Net asset value, beginning of period                       $ 10.00
                                                           -------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.04
  Net realized and unrealized loss on investments
    and foreign currency transactions                        (0.41)
                                                           -------
      Net decrease from investment operations              $ (0.37)
                                                           -------
Net decrease in net asset value                            $ (0.37)
                                                           -------
Net asset value, end of period                             $  9.63
                                                           -------
Total return*                                                (3.70)%
Ratio of net expenses to average net assets+                  1.95%**
Ratio of net investment income to average net assets+         0.68%**
Portfolio turnover rate                                         22%
Net assets, end of period (in thousands)                   $   122
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
    Net expenses                                             23.21%**
    Net investment loss                                     (20.58)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                              1.94%**
    Net investment income                                     0.69%**

(a)   Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Global Financials Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on September 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek capital growth by investing primarily in equity securites of U.S. and non-U.S. financial services companies.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

   fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   By investing primarily in financial services companies, the Fund has the risks associated with concentrating its investments in industries that comprise the financial services sector. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in any one region.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of August 31, 2001, the Fund had no outstanding portfolio or settlement hedges.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2001, the Fund reclassified $880 and $18 from paid in capital to accumulated undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano).

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/01                                (continued)
--------------------------------------------------------------------------------

   PFD earned approximately $4,657 in underwriting commissions on the sale of Fund shares during the period ended August 31, 2001.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or portion of its management fee and, if necessary to limit other operating expenses of the Fund to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At August 31, 2001, $9,260 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $321 in transfer agent fees payable to PIMSS at August 31, 2001.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $595 in distribution fees payable to PFD at August 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended August 31, 2001, CDSCs in the amount of $59 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements that may result in a reduction in the Fund's total expenses. For the period ended August 31, 2001, the Fund's expenses were reduced by $175 under such arrangements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Global Financials Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Global Financials Fund as of August 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Financials Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 5, 2001

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Vincent Nave, Treasurer
Margaret B.W. Graham                  Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

Six-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.                                10644-00-1001
60 State Street                             (C)  Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [RECYCLE LOGO] Printed on Recycled Paper